Summary Prospectus                                           August 1, 2010

Quant Long/Short Fund                                           Ordinary Shares: USBOX  Institutional Shares: QGIAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.quantfunds.com. You may also obtain this information at no cost by calling

1-800-326-2151 or by sending an email request to info@quantfunds.com. The current prospectus and statement of additional information dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.67%	0.63%
Dividend expenses on short sales	0.18%	0.18%
Total Other Expenses	0.85%	0.81%
Total Annual Fund Operating Expenses	2.10%	1.81%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$213	$658	$1,129	$2,431
Institutional Class	$184	$569	$980	$2,127

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may results in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio for each class.

Principal Investment Strategies

Under normal market conditions, Long/Short Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of U.S. issuers. The Long/Short Fund mainly invests in stocks of larger companies (generally with greater than $1 billion in market capitalization, at time of purchase), but there is no minimum market capitalization for companies whose securities Long/Short Fund may purchase.

Long/Short Fund may invest in long and short positions of publicly traded equity securities. Long/Short Fund’s long and short positions may include equity securities included in the Russell 1000 Index and/or S&P 500 Index. Long/Short Fund buys securities “long” that the Fund’s Advisor believes will outperform and sells securities “short” that the Long/Short Fund’s Advisor believes will underperform. When Long/Short Fund buys a security long, it owns the security. When Long/Short Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. Long/Short Fund is then obligated to buy the security on a later date so that it can return the security to the lender. This is not a market neutral strategy. Long/Short Fund’s long-short exposure will vary over time based on the Advisor’s assessment of market conditions and other factors. The cash received from short sales may be used to invest in long equity positions. Under normal market conditions, Long/Short Fund’s long equity exposure ranges from 110% to 133% of the Long/Short Fund’s net assets and its short equity exposure ranges from 10% to 33% of the Fund’s net assets. Long/Short Fund’s Advisor will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets, excluding cash and cash equivalents. The Fund may lend portfolio securities in an attempt to generate revenue and improve performance for the Fund. The extent of securities loaned will vary based on market conditions and other factors.

The Fund employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. The Advisor’s proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. With the benefit of these rankings, the Fund’s Advisor can monitor a portfolio of securities for consistency with the Fund’s investment objectives. The Fund’s Advisor also uses qualitative analysis, due diligence, fundamental research, and analysis of an issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected. Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income investments.

Short Sale Risk

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Leverage Risk

By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value per share greater than without the use of leverage. This could result in increased volatility of returns.

Segregated Assets Risk

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a percentage of the Fund’s assets could affect its portfolio management.

Non-Diversification

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

Securities Lending Risk

Securities lending involves two primary risks “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Performance

The following bar charts and tables provide some indication of the risks of investing in a Fund by showing changes in each Fund’s performance over time. The tables also compare a Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. On November 1, 2006, the Long/Short Fund (formerly known as Quant Growth and Income Fund) changed its principal investment strategy and prior to this date did not take short positions as part of its main investment strategies. Performance shown for periods prior to November 1, 2006 does not reflect the new investment strategy. On January 2, 2008, Analytic began serving as Advisor to the Long/Short Fund. Prior to January 2, 2008, SSgA Funds Management, Inc. served as Advisor to the Long/Short Fund. Updated performance information is available at www.quantfunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of Long/Short Fund as of 6/30/2010 is

–9.67%

Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q4 2008	–23.84%

Average Annual Total Returns for the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	20.75%	–2.31%	–5.14%
Ordinary Shares After Taxes on Distributions	20.71%	–2.43%	–5.73%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	13.54%	–1.91%	–4.32%
Institutional Shares Before Taxes	20.51%	–2.21%	–4.86%
S&P 500 Index	26.46%	0.42%	–0.95%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors. The Fund is sub-advised by Analytic Investors, LLC (“Analytic”)

Investment Team	Fund Experience
Harinda de Silva, Ph.D., CFA	Portfolio Manager since 2008
Dennis Bein, CFA	Portfolio Manager since 2008
Ryan Brown	Portfolio Manager since January 2010

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Quant Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or	Mail:	Quant Funds
Ordinary Class Retirement Accounts: $1,000		Attention: Transfer Agent
55 Old Bedford Road
Institutional Class: $1,000,000		Lincoln, MA 01773
Telephone: 1-800-326-2151
Ongoing Investment Minimum	Website: www.quantfunds.com
Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.